UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549





                             FORM 8-K




                          Current Report



        PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                       EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) July 24, 2003



                     MDU Resources Group, Inc.
      (Exact name of registrant as specified in its charter)



        Delaware                 1-3480            41-0423660
(State or other jurisdiction  (Commission       (I.R.S. Employer
    of incorporation)          File Number)    Identification No.)







                        Schuchart Building
                      918 East Divide Avenue
                           P.O. Box 5650
                 Bismarck, North Dakota 58506-5650
             (Address of principal executive offices)
                            (Zip Code)

 Registrant's telephone number, including area code (701) 222-7900



Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

    (c) Exhibits.

        Exhibit 99 - Press release issued July 24, 2003, regarding earnings for the second quarter.


Item 9. Regulation FD Disclosure.

    Pursuant to Item 9 and Item 12 of Form 8-K, MDU Resources Group, Inc. is furnishing to the Securities and Exchange Commission its second quarter 2003 earnings press release, which is furnished as
Exhibit 99.


                             SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            MDU RESOURCES GROUP, INC.

Date  July 24, 2003         BY  /s/ Warren L. Robinson
                                Warren L. Robinson
                                Executive Vice President, Treasurer
                                and Chief Financial Officer


                           EXHIBIT INDEX

Exhibit Number                      Description of Exhibit

   99 Press release issued July 24, 2003, regarding earnings for the second quarter.